UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2016

Cvent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36043	54-1954458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place, 7th Floor

Tysons Corner, Virginia 22102

(Address of principal executive offices, including zip code)

(703) 226-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 29, 2016, Papay Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Papay Holdco, LLC, a Delaware limited liability company (“Parent”), completed its merger (the “Merger”) with and into Cvent, Inc. (“Cvent” or the “Company”), pursuant to the terms of an Agreement and Plan of Merger, dated as of April 17, 2016 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. The Company was the surviving corporation in the Merger, and as a result, is now a wholly-owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of Vista Equity Partners.

At the effective time of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than those shares of Company Common Stock owned by (1) Parent, Merger Sub or any other subsidiary of Parent or Merger Sub; (2) the Company as treasury stock; or (3) stockholders of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law) was cancelled and extinguished and converted into the right to receive cash in an amount equal to $36.00, without interest thereon (the “Per Share Price”). In addition, (1) each stock option issued by the Company, whether vested or unvested, was cancelled immediately prior to the effective time of the Merger and converted into the right to receive the amount, if any, by which the Per Share Price exceeded the option exercise price, without interest thereon and less any applicable withholding for taxes; (2) each stock-based award issued by the Company, other than stock options issued by the Company, that was outstanding prior to the effective time of the Merger and that had either vested or was scheduled to vest before April 1, 2017, was cancelled immediately prior to the effective time of the Merger and converted into the right to receive the Per Share Price multiplied by the number of shares of Company Common Stock underlying such stock-based award; (3) each stock-based award issued by the Company, other than stock options issued by the Company, that was outstanding prior to the effective time of the Merger and scheduled to vest between April 1, 2017 and December 31, 2017, will vest pursuant to its existing vesting schedule and will be entitled to receive the Per Share Price multiplied by the number of shares of Company Common Stock underlying such stock-based award on the applicable vesting date; and (4) each stock-based award issued by the Company, other than stock options issued by the Company, that was outstanding prior to the effective time of the Merger and scheduled to vest on or after January 1, 2018, will automatically vest on January 1, 2018 and will be entitled to receive the Per Share Price multiplied by the number of shares of Company Common Stock underlying such stock-based award at such time.

Item 3.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified The New York Stock Exchange (the “NYSE”) on November 29, 2016 that each outstanding share of Company Common Stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement as set forth under Item 2.01, and requested that the NYSE file a Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Company Common Stock from listing on the NYSE and to deregister the Company Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Company Common Stock (except as described in Item 2.01 hereof) was converted into the right to receive the Per Share Price.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent. The total amount of consideration payable to the Company’s equityholders in connection with the Merger was approximately $1.65 billion. The funds used by Parent to consummate the Merger and complete the related transactions came from equity contributions from Vista Equity Partners Fund VI, L.P. and Vista Holdings Group, L.P., the Company’s cash on hand, and the proceeds received in connection with debt financing pursuant to a $375 million senior secured term loan and a revolving line of credit of up to $40 million under the Company’s first lien credit agreement with Goldman Sachs Bank USA acting as administrative agent, collateral agent and joint lead arranger and $230 million second lien term loans under the Company’s second lien credit agreement with Guggenheim Corporate Funding, LLC acting as administrative agent and collateral agent.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the following persons, who were the directors of Merger Sub, became directors of the Company: Brian N. Sheth, Maneet Saroya and Donald Park. Reggie K. Aggarwal, who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company. As a result of the Merger, Sanju Bansal, Anthony Florence, Kevin T. Parker and Jeffrey Lieberman are no longer directors of the Company. Immediately following the Merger, Brian N. Sheth, Maneet S. Saroya, Donald Park and Betty Hung were appointed as directors of the Company.

Effective upon completion of the Merger, the following persons, who were the officers of Merger Sub, became officers of the Company: Brian N. Sheth, Maneet Saroya and Donald Park. The following officers of the Company immediately prior to the effective time of the Merger will continue to be officers of the Company: Reggie K. Aggarwal, Charles V. Ghoorah, Cynthia Russo, Pradeep Mannakkara, David C. Quattrone and Lawrence J. Samuelson. Immediately following the Merger, Brian N. Sheth was appointed as chairman of the Company’s board of directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01.	Other Events.

On November 29, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Cvent, Inc.

3.2	Amended and Restated Bylaws of Cvent, Inc.

99.1	Press Release of Cvent, Inc., dated November 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cvent, Inc.

By:	/s/ Lawrence J. Samuelson
Lawrence J. Samuelson General Counsel and Corporate Secretary

Date: November 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Cvent, Inc.

3.2	Amended and Restated Bylaws of Cvent, Inc.

99.1	Press Release of Cvent, Inc., dated November 29, 2016